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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2006
                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                     000-33167                 84-0448400
(State or other jurisdiction      (Commission              (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)

       415 WEST FOOTHILL BLVD, SUITE 206, CLAREMONT, CALIFORNIA 91711-2766
                    (Address of principal executive offices)

                                 (909) 626-2358
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On July 31, 2006, we entered into an employment agreement with our Chief Executive Officer, Wei Li, for a three-year term, commencing on January 1, 2006. Pursuant to this agreement, Mr. Li will receive a salary at the rate of RMB768,000 (approximately $96,000) per annum, of which RMB600,000 will be paid in equal monthly installments of RMB50,000 during the period of employment, prorated for any partial employment period, and RMB168,000 will be paid as an annual performance bonus in three months after each employment year. Mr. Li will receive such annual increases in salary as may be determined by our Board of Directors at our annual meeting. Mr. Li is also entitled to an annual grant of stock options under our employee stock option plan as determined by the Board of Directors. Mr. Li is entitled to three-month's severance if his employment is terminated without cause. A copy of Mr. Li's employment agreement is attached as
Exhibit 10.1 to this report.

         On July 31, 2006, we entered into an employment agreement with our Chief Financial Officer, Lianjun Luo, for a three-year term, commencing on January 1, 2006. Pursuant to this 2006 agreement, we will pay Mr. Luo an annual salary at the rate per annum of RMB480,000 (approximately $60,000), of which RMB384,000 will be paid in equal monthly installments of RMB32,000 during the period of employment, prorated for any partial employment period, and RMB96,000 will be paid as an annual performance bonus in three months after each employment year for the successful completion of all goals and objectives of that year and is entitled to an annual grant of stock options under our employee stock option plan as determined by the Board of Directors. Mr. Luo is entitled to three month's severance if his employment is terminated without cause. A copy of Mr. Luo's employment agreement is attached as Exhibit 10.2 to this report.


ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

EXHIBIT
NO.         DESCRIPTION

10.01 Employment Agreement, dated as of July 31, 2006, between Kiwa Bio-Tech Products Corporation and Wei Li

10.02 Employment Agreement, dated as of July 31, 2006, between Kiwa Bio-Tech Products Corporation and Lianjun Luo


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 7, 2006

By:     /s/ Wei Li
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Name:   Wei Li
Title:  Chairman of Board of Directors and Chief Executive Officer


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